Non-current Assets Held For Sale (Details) R$ in Thousands	Jun. 30, 2020 BRL (R$)
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Book value	R$ 28,851
Measurement at fair value	(2,994)
Fair value minus selling expenses	R$ 25,857	[1]

[1]	Measured at nominal sales value, less brokerage expenses and discounting to present value. The variation in fair value registered between January 27, 2020 (Acquisition of Agrifirma) and this reporting date was R$2,015, registered under financial result.